Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Passionate Pet, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2011 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, John Dunn, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all materialrespects, the financial condition and results of operations of the Company.

Dated: January 20, 2012

By:    /s/ John Dunn
John Dunn, Chief Executive Officer and Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.